Exhibit 10.6

EXECUTION VERSION

TRTX 2019-FL3 ISSUER, LTD.,
as Issuer,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Preferred Share Paying Agent,

and

MAPLESFS LIMITED,
as Preferred Share Registrar and Administrator

PREFERRED SHARE PAYING AGENCY AGREEMENT

Dated as of October 25, 2019

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Exhibit A	Form of Preferred Share
Exhibit B-1	Form of Transferee Certificate for Transfers of EHRI
Exhibit B-2	Form of Transferor Certificate for Transfers of EHRI

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PREFERRED SHARE PAYING AGENCY AGREEMENT (this “Agreement”), dated as of October 25, 2019, among TRTX 2019-FL3 ISSUER, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Issuer”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as paying agent and transfer agent for the Preferred Shares (in such capacity, the “Preferred Share Paying Agent”), and MAPLESFS LIMITED, a licensed trust company incorporated in the Cayman Islands, as administrator (in such capacity, the “Administrator”) and share registrar for the Preferred Shares (in such capacity, the “Preferred Share Registrar”).

PRELIMINARY STATEMENT

As authorized by the Issuer and permitted under the terms of the Issuer’s Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles”) as may be hereafter amended and in effect from time to time, the Issuer has a duly authorized share capital consisting of 250 ordinary voting shares, par value U.S.$1.00 per share, all of which will have been issued by the Issuer and are outstanding on the Closing Date, and 95,351.171 Preferred Shares, consisting of (i) 82,954.944 shares of Class P Preferred Shares (the “Class P Preferred Shares”), having a par value U.S.$0.001 per share and with an aggregate liquidation preference and notional amount equal to U.S.$1,000 per share; and (ii) 12,396.227 shares of Class R Preferred Shares (the “Class R Preferred Shares”), having a par value of U.S.$0.001 per share and with an aggregate liquidation preference and notional amount equal to U.S.$1,000 per share (the Class P Preferred Shares and the Class R Preferred Shares are collectively referred to herein as the “Preferred Shares”), all of which have been authorized and all of which will have been issued on the date hereof on the terms and provisions set forth herein.  The distributions on each of the Preferred Shares will be payable in accordance with the Memorandum and Articles, the Indenture (as defined below), and this Agreement.  The Issuer has entered into this Agreement to provide for the payment of such distributions.

All representations, covenants and agreements made herein by the Issuer and the Preferred Share Paying Agent are for the benefit of the Holders.  The Issuer is entering into this Agreement, and the Preferred Share Paying Agent, the Administrator and the Preferred Share Registrar are accepting their respective obligations hereunder, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

ARTICLE I.

DEFINITIONS

Section 1.1.Definitions.

Capitalized terms used but not defined herein have the respective meanings given to such terms in the Indenture and, if not defined therein, in the Memorandum and Articles, and are incorporated by reference herein.  As used herein, the following terms have the following respective meanings and the definitions of such terms are equally applicable both in the singular and in the plural forms of such terms and in the masculine, feminine and neuter genders of such terms:

“Administrator”:  The meaning set forth in the Preliminary Statement to this Agreement.

“Affiliate” or “Affiliated”:  With respect to a Person, (i) any other Person who, directly or indirectly, is in control of, or controlled by, or is under common control with, such Person or (ii) any other Person who is a director, Officer or employee (a) of such Person, (b) of any subsidiary or parent company of such Person or (c) of any Person described in clause (i) above.  For the purposes of this definition, control of a Person shall mean the power, direct or indirect, (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of such Person, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; provided that neither the Administrator nor any other company, corporation or person to which the Administrator provides directors and/or administrative services and/or acts as share trustee shall be an Affiliate of the Issuer or Co-Issuer.

“Agreement”:  The meaning set forth in the Preliminary Statement to this Agreement.

“AML Compliance”:  Compliance with the Cayman AML Regulations.

“Authorized Denomination”:  Any integral number of Preferred Shares equal to or greater than 250 shares and integral multiples of one share in excess thereof.

“Available Funds”:  With respect to each Payment Date, the amount (if any) of distributions received by the Preferred Share Paying Agent from or on behalf of the Issuer or the Trustee under the Priority of Payments under the Indenture for payments on the Preferred Shares.

“Bank”:  Wells Fargo Bank, National Association, a national banking association.

“Benefit Plan Investor”:  (i) An “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to the fiduciary responsibility provisions of Title I of ERISA; (ii) a “plan” (including an individual retirement account or a “Keogh” plan) within the meaning of Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code; or (iii) any entity whose underlying assets include “plan assets” under the Plan Asset Regulations by reason of any such employee benefit plan’s or plan’s investment in the entity.

“Business Day”:  Each Business Day under the Indenture.

“Cayman AML Regulations”:  The Anti-Money Laundering Regulations (2018 Revision) and The Guidance Notes on the Prevention and Detection of Money Laundering and Terrorist Financing in the Cayman Islands, each as amended and revised from time to time.

“Class P Preferred Shares”:  The Class P Preferred Shares issued by the Issuer pursuant to the Memorandum and Articles.

“Class P Preferred Share Notional Amount”:  $82,954,944, less the amount of any Principal Proceeds distributed to the holders of the Class P Preferred Shares in accordance with Section 3.1(g) hereof on any Payment Date.

“Class R Preferred Shares”:  The Class R Preferred Shares issued by the Issuer pursuant to the Memorandum and Articles.

“Closing Date”:  October 25, 2019.

“Code”:  The United States Internal Revenue Code of 1986, as amended.

“Co-Issuer”:  TRTX 2019-FL3 Co-Issuer, LLC, a Delaware limited liability company.

“Credit Risk Retention Rules”:  Regulation RR (17 C.F.R. Part 244), as such rule may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Department of Treasury, the Federal Reserve System, the Federal Deposit Insurance Corporation, the Federal Housing Finance Agency, the Securities and Exchange Commission and the Department of Housing and Urban Development in the adopting release (79 F.R. 77601 et seq.) or by the staff of any such agency, or as may be provided by any such agency or its staff from time to time, in each case, as effective from time to time.

“Designated Transaction Representative”: The meaning set forth in the Indenture.

“EHRI”:  The Preferred Shares, which are retained by the Retention Holder on the Closing Date.

“EHRI Transfer Restriction Period”:  The period from the Closing Date to the latest of (i) the date on which the total unpaid Principal Balance of the Collateral Interests has been reduced to 33% of the Aggregate Collateral Interest Cut-off Date Balance; (ii) the date on which the total outstanding principal amount or notional amount, as applicable, of the Securities has been reduced to 33% of the total outstanding principal amount or notional amount, as applicable, of the Securities as of the Closing Date; or (iii) two years after the Closing Date.  However, if the Credit Risk Retention Rules are modified or repealed, the Securitization Sponsor may choose to comply with such Credit Risk Retention Rules as are then in effect.

“FATCA”: The meaning set forth in the Indenture.

“Holder”:  With respect to any Preferred Shares, the Person in whose name such Preferred Shares are registered in the Preferred Share Register.

“Holder AML Obligations”:  The obligations of each Holder of the Preferred Shares to (i) provide the Issuer or its agents with such information and documentation that may be required for the Issuer to achieve AML Compliance and (ii) any updates, replacement or corrections of such information or documentation, requested by the Issuer (or its agent, as applicable) that may be required for the Issuer to achieve AML Compliance.

“Indenture”:  The indenture, dated as of the date hereof, among the Issuer, the Co-Issuer, Wilmington Trust, National Association, as trustee (the “Trustee”), Wells Fargo Bank, National Association, as note administrator, paying agent, calculation agent, transfer agent, designated transaction representative, authenticating agent, custodian, backup advancing agent and notes registrar, and TRTX Master CLO Loan Seller, LLC, as advancing agent, as amended from time to time in accordance with the terms thereof.

“Investment Company Act”:  The Investment Company Act of 1940, as amended.

“Issuer Order”:  A written order or request dated and signed in the name of the Issuer by an Authorized Officer of the Issuer.

“Majority”:  The Holders of more than 50% of the aggregate outstanding Preferred Shares.

“Memorandum and Articles”:  The meaning set forth in the Preliminary Statement to this Agreement.

“Non-Permitted AML Holder”:  The meaning set forth in the Indenture.

“Non‑Permitted Holder”:  (a) Any U.S. Person that becomes the beneficial owner of any Preferred Shares or interest in Preferred Shares and is not a Qualified Institutional Buyer and a Qualified Purchaser, (b) any Person for which the representations made, or deemed to be made, by such Person for purposes of ERISA, Section 4975 of the Code or applicable Similar Law in any representation letter or Purchaser Certificate, or by virtue of deemed representations are or become untrue, (c) any Benefit Plan Investor or (d) a Non-Permitted AML Holder.

“Notes”:  The Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the Class G Notes, collectively, authorized by, and authenticated and delivered under, the Indenture.

“Ordinary Shares”:  The 250 ordinary shares, U.S.$1.00 par value per share, of the Issuer which have been issued by the Issuer and are outstanding from time to time.

“Payment Date”:  Each Payment Date under the Indenture (including the Stated Maturity Date and any Redemption Date).

“Plan Asset Regulation”:  U.S. Department of Labor regulations 29 C.F.R. Section 2510.3‑101, as modified by Section 3(42) of ERISA.

“Preferred Share Certificate”:  Any Preferred Share represented by a physical certificate in definitive, fully registered, certificated form set forth in Exhibit A.

“Preferred Share Distribution Account”:  The meaning set forth in Section 3.3.

“Preferred Share Paying Agent”:  The Bank, solely in its capacity as Preferred Share Paying Agent under this Agreement, unless a successor Person shall have become the Preferred Share Paying Agent pursuant to the applicable provisions of this Agreement, and thereafter “Preferred Share Paying Agent” shall mean such successor Person.

“Preferred Share Register”:  The register of members maintained by the Preferred Share Registrar.

“Preferred Shares”:  The meaning set forth in the Preliminary Statement to this Agreement.

“Privacy Notice”:  A notice substantially in the form attached as an exhibit to the Subscription Agreement.

“Purchaser”:  Each purchaser of an interest in Preferred Shares, including any account for which it is acting.

“Purchaser Certificate”:  A certificate substantially in the form attached as an exhibit to the Subscription Agreement, duly completed as appropriate.

“Qualified Institutional Buyer”:  Any Person that, at the time of its acquisition, purported acquisition or proposed acquisition of Preferred Shares, is a qualified institutional buyer within the meaning of Rule 144A.

“Qualified Purchaser”:  Any Person that, at the time of its acquisition, purported acquisition or proposed acquisition of Preferred Shares, is a qualified purchaser within the meaning of the Investment Company Act.

“Record Date”:  Each Record Date under the Indenture.

“Redemption Date”:  The earliest to occur of (i) the Stated Maturity Date, (ii) the Payment Date following a successful Auction Call Redemption, (iii) any Business Day on or after the redemption or repayment in full of the Notes (or such other date on which the Notes are no longer Outstanding) that is specified (in a direction by a Majority of the Preferred Shares or the Collateral Manager) for a redemption of all of the outstanding Preferred Shares and (iv) the Payment Date following the date on which (x) all of the Collateral Interests and Eligible Investments owned or held by the Issuer have been sold or otherwise disposed of and the proceeds thereof have been distributed, in each case in accordance with the Indenture and this Agreement, and (y) the Notes have been redeemed or repaid in full or are otherwise no longer Outstanding.

“Redemption Price”:  The Redemption Price for the Preferred Shares calculated in accordance with the procedures set forth in the Indenture.

“Retention Holder”:  TRTX Master Retention Holder, LLC, a Delaware limited liability company.

“Rule 144A Information”:  Information that is required by subsection (d)(4) of Rule 144A.

“Securities Act”:  The Securities Act of 1933, as amended.

“Securitization Sponsor”:  TPG RE Finance Trust Holdco, LLC, a Delaware limited liability company.

“Similar Law”:  Any federal, state, local or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code.

“Specified Person”: The meaning set forth in Section 2.2(g).

“Subordinated Trust Administrator”: TPG RE Finance Trust CLO Sub-REIT, a Maryland real estate investment trust.

“Subordinated Trust Administrator Fee”:  A fee, in the amount of (i) for the first twelve (12) Payment Dates, $775,000, and (ii) thereafter, $200,000, in each case payable monthly to the Subordinated Trust Administrator for certain administrative services performed by the Subordinated Trust Administrator on behalf of the Retention Holder.

“Subscription Agreement”:  The Junior Note and Preferred Share Subscription Agreement, dated as of the date hereof, between the Issuer and the Retention Holder, as amended from time to time in accordance with the terms thereof.

“U.S. Person”:  As defined in Regulation S under the Securities Act.

Section 1.2.Rules of Construction.

(a)The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

(b)References to Preferred Shares and Certificates shall, when the context requires, be construed to mean the Preferred Share Certificate representing the same.

ARTICLE II.

THE PREFERRED SHARES

Section 2.1.Form of Preferred Shares.

The Preferred Shares shall be represented by a physical certificate and issued in the form of definitive, fully registered securities.  The Preferred Share Certificates shall be duly executed by the Issuer and delivered by the Preferred Share Paying Agent as hereinafter provided.

Section 2.2.Execution; Delivery; Dating and Cancellation.

(a)Any Preferred Share Certificates shall be executed on behalf of the Issuer by one or more Authorized Officers of the Issuer (and, with respect to any Preferred Share Certificate issued after the Closing Date, shall additionally be executed by the Preferred Share Paying Agent).  The signature of such Authorized Officer on a Preferred Share Certificate shall be manual and may not be facsimile or other electronic transmission (including a Portable Document Format (PDF) copy sent by email).

(b)Preferred Share Certificates bearing the signatures of individuals who were at any time the Authorized Officers of the Issuer shall bind the Issuer, notwithstanding the fact that such individuals or any of them have ceased to hold such offices prior to the delivery of such Preferred Share Certificates or did not hold such offices at the date of issuance of such Preferred Shares.

(c)At any time and from time to time after the execution of this Agreement, the Issuer may deliver Preferred Share Certificates executed by the Issuer to the Preferred Share Paying Agent for authentication, and the Preferred Share Paying Agent, upon Issuer Order, shall authenticate and deliver such Preferred Share Certificates as directed by the Issuer.

(d)All Preferred Share Certificates authenticated and delivered by the Preferred Share Paying Agent upon Issuer Order on the Closing Date shall be dated on the Closing Date.  All other Preferred Share Certificates that are authenticated after the Closing Date for any purpose under this Agreement shall be dated on the date of their execution.

(e)No Preferred Share Certificate (other than the Preferred Share Certificate issued on the Closing Date) shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose, unless there appears on such Preferred Share Certificate a Preferred Share Certificate of Authentication, substantially in the form provided for herein, executed by the Preferred Share Paying Agent by the manual signature of one of their Authorized Officers and executed by the Issuer, and such certificate upon any Preferred Share Certificate shall be conclusive evidence, and the only evidence, that such Preferred Share Certificate has been duly authenticated and delivered hereunder.

(f)All Preferred Share Certificates surrendered for registration of transfer or exchange, or deemed lost or stolen, shall, if surrendered to any Person other than the Preferred Share Paying Agent, be delivered to the Preferred Share Paying Agent, and shall promptly be cancelled.  No Preferred Share Certificates shall be issued in lieu of or in exchange for any Preferred Share Certificates cancelled as provided in this Section 2.2(f), except as expressly permitted by this Agreement.  All cancelled Preferred Share Certificates held by the Preferred Share Paying Agent shall be destroyed or held by the Preferred Share Paying Agent in accordance with its standard retention policy.

(g)If (i) any mutilated or defaced Preferred Share Certificate is surrendered to the Preferred Share Paying Agent, or if there shall be delivered to the Issuer or the Preferred Share Paying Agent (each, a “Specified Person”) evidence to their reasonable satisfaction of the destruction, loss or theft of any Preferred Share Certificate, and (ii) there is delivered to each Specified Person such security or indemnity as may be required by each Specified Person to save each of them and any agent of any of them harmless, then, in the absence of notice to the Specified Persons that such Preferred Share Certificate has been acquired by a bona fide purchaser, the Issuer shall execute in lieu of any such mutilated, defaced, destroyed, lost or stolen Preferred Share Certificate, a new Preferred Share Certificate, of like tenor (including the same date of issuance) and equal principal amount, registered in the same manner, dated the date of its authentication, bearing interest from the date to which interest has been paid on the mutilated, defaced, destroyed, lost or stolen Preferred Share Certificate and bearing a number not contemporaneously outstanding.

If, after delivery of such new Preferred Share Certificate, a bona fide purchaser of the predecessor Preferred Share Certificate presents for payment, transfer or exchange such predecessor Preferred Share Certificate, any Specified Person shall be entitled to recover such new Preferred Share Certificate from the Person to whom it was delivered or any Person taking therefrom, and each Specified Person shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by such Specified Person in connection therewith.

In case any such mutilated, defaced, destroyed, lost or stolen Preferred Share Certificate has become due and payable, the Issuer, in its discretion may, instead of issuing a new Preferred Share Certificate, pay such Preferred Share Certificate without requiring surrender thereof except that any mutilated or defaced Preferred Share Certificate shall be surrendered.

Upon the issuance of any new Preferred Share Certificate under this Section 2.2(g), the Issuer may require the payment by the registered Holder thereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Preferred Share Paying Agent) connected therewith.

Every new Preferred Share Certificate issued pursuant to this Section 2.2(g) in lieu of any mutilated, defaced, destroyed, lost or stolen Preferred Share Certificate shall constitute an original additional contractual obligation of the Issuer, and such new Preferred Share Certificate shall be entitled, subject to this Section 2.2(g), to all the benefits of this Agreement equally and proportionately with any and all other Preferred Share Certificates duly issued hereunder.

The provisions of this Section 2.2(g) are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Preferred Share Certificates.

Section 2.3.Registration.

(a)The Issuer shall keep or cause to be kept the Preferred Share Register in which, subject to such reasonable regulations as it may prescribe, the Preferred Share Registrar shall provide for the registration of holders of, and the registration of transfers and exchanges of, Preferred Shares.  The Administrator is hereby initially appointed as agent of the Issuer to act as the “Preferred Share Registrar” for the purpose of maintaining the Preferred Share Register and registering and recording in the Preferred Share Register the Preferred Shares and transfers of such Preferred Shares as herein provided.  Upon any resignation or removal of the Preferred Share Registrar, the Issuer shall promptly appoint a successor.  The Preferred Share Paying Agent shall promptly provide the Preferred Share Registrar with all information necessary to prepare and maintain the Preferred Share Register (upon receipt by the Preferred Share Paying Agent thereof).  The Preferred Share Registrar shall be entitled to rely on such information provided to it pursuant to the preceding sentence without any liability on its part.

(b)The Preferred Share Paying Agent shall maintain a duplicate share register and shall be entitled to conclusively rely on such duplicate share register for the purpose of payment on the Preferred Shares.  The Preferred Share Paying Agent shall have the right to inspect the Preferred Share Register at all reasonable times and to obtain copies thereof and the Preferred Share Paying Agent shall have the right to rely upon a certificate executed on behalf of the Preferred Share Registrar by an Authorized Officer thereof as to the names and addresses of the Holders and the numbers of such Preferred Shares.  If either party becomes aware of any discrepancies between the Preferred Share Register and the duplicate share register, it shall promptly inform the other of the same and the Preferred Share Registrar and the Preferred Share Paying Agent shall cooperatively ensure that the Preferred Share Register and the duplicate share register are reconciled in a timely manner and in any case prior to the next Record Date.  Notwithstanding anything to the contrary herein, the Preferred Share Paying Agent shall have no duty to monitor or determine whether any discrepancies exist between the two registers.

Section 2.4.Registration of Transfer and Exchange of Preferred Shares.

(a)Subject to this Section 2.4 and Section 2.5, upon surrender for registration of transfer of any Preferred Share Certificates at the offices of the Preferred Share Paying Agent in compliance with the restrictions set forth in any legend appearing on any such Preferred Share Certificate, the Preferred Share Paying Agent shall, upon receipt of all required transfer exhibits, authenticate and deliver such Preferred Share Certificate (together with any related transfer exhibits) to the Issuer for execution.  Upon execution of the Preferred Share Certificate by the Issuer, the Issuer shall deliver such certificate to the Preferred Share Paying Agent, and the Preferred Share Paying Agent shall deliver to the designated transferee or transferees, one or more new Preferred Share Certificates, each in an Authorized Denomination, of like terms and of a like number.

(b)Subject to this Section 2.4 and Section 2.5, at the option of the Holder, Preferred Shares may be exchanged for Preferred Shares, each in an Authorized Denomination, of like terms and of like number upon surrender of the related Preferred Share Certificate at such office as the Preferred Share Paying Agent may designate for such purposes.  Whenever any Preferred Share Certificate is surrendered for exchange, the Preferred Share Paying Agent shall authenticate such Preferred Share Certificate and thereafter deliver such Preferred Share Certificate (together with any related transfer exhibits) to the Issuer for execution.  Upon execution of the Preferred Share Certificate by the Issuer, the Issuer shall deliver such certificate to the Preferred Share Paying Agent, and the Preferred Share Paying Agent shall deliver the Preferred Share Certificate to the Holder making the exchange.

(c)Preferred Share Certificates representing Preferred Shares issued upon any registration of transfer or exchange of Preferred Shares shall represent equity interests of the Issuer entitled to the same benefits under this Agreement and the Memorandum and Articles as the Preferred Shares represented by the Preferred Share Certificate surrendered upon such registration of transfer or exchange.

(d)All Preferred Share Certificates presented or surrendered for registration of transfer or exchange shall be accompanied by an assignment form and a written instrument of transfer each in a form satisfactory to the Issuer and the Preferred Share Paying Agent, duly executed by the Holder thereof or its attorney duly authorized in writing.

(e)No service charge shall be made to a Holder for any registration of transfer or exchange of Preferred Shares, but the Preferred Share Paying Agent may require payment of a sum sufficient to cover the expenses of delivery (if any) not made by regular mail or any tax or other governmental charge payable in connection therewith.

(f)The Issuer, the Preferred Share Paying Agent, the Preferred Share Registrar, and any agent of the Issuer, the Preferred Share Paying Agent or the Preferred Share Registrar shall treat the Person in whose name any Preferred Shares are registered on the Preferred Share Register as the owner of such Preferred Shares on the applicable Record Date for the purpose of receiving payments in respect of such Preferred Shares and on any other date for all other purposes whatsoever, and none of the Issuer, the Preferred Share Paying Agent, the Preferred Share Registrar or any agent of the Issuer, the Preferred Share Paying Agent or the Preferred Share Registrar shall be affected by notice to the contrary.

Section 2.5.Transfer and Exchange of Preferred Shares.

(a)Restrictions on Transfer.

(i)As long as any Note is outstanding, the Retention Holder must at all times own (for U.S. federal income tax purposes) 100% of both the Preferred Shares and the Ordinary Shares, and will not transfer (whether by means of actual transfer or a transfer of beneficial ownership for U.S. federal income tax purposes), pledge or hypothecate any of the Preferred Shares or the Ordinary Shares to any other person, entity or entities, unless the Issuer receives an opinion of Dechert LLP, Vinson & Elkins LLP or another nationally recognized tax counsel experienced in such matters that such transfer, pledge or hypothecation will not cause the Issuer to be treated as a foreign corporation engaged in a trade or business within the United States for U.S. federal income tax purposes or otherwise to become subject to U.S. federal income tax on a net basis (or has previously received an opinion of Dechert LLP, Vinson & Elkins LLP or another nationally recognized tax counsel experienced in such matters that the Issuer will be treated as a foreign corporation that is not engaged in a trade or business within the United States for U.S. federal income tax purposes, which opinion may be conditioned, in each case, on compliance with certain restrictions on the investment or other activities of the Issuer and the Servicer or the Collateral Manager, in either case, on behalf of the Issuer).

(ii)No Preferred Shares may be sold or transferred (including, without limitation, by pledge or hypothecation) unless such sale or transfer is exempt from the registration requirements of the Securities Act and is exempt under applicable securities laws of any state or other jurisdiction of the United States.

(iii)At all times, if a sale or transfer (including without limitation, by pledge or hypothecation) of all or a portion of the EHRI is to be made, then the Preferred Share Registrar and the Preferred Share Paying Agent shall refuse to register such sale or transfer unless:

(A)such sale or transfer is to a “majority-owned affiliate,” as such term is defined in the Credit Risk Retention Rules, of the Securitization Sponsor;

(B)such sale or transfer will occur after the termination of the EHRI Transfer Restriction Period; or

(C)the Issuer, the Preferred Share Paying Agent and the Preferred Share Registrar receives an opinion of Dechert LLP or another nationally recognized securities law counsel experienced in such matters that such sale or transfer will not result in a violation of the Credit Risk Retention Rules or that the Credit Risk Retention Rules no longer apply to such sale or transfer.

In connection with any sale or transfer pursuant to clause (A) or (B) above, the Preferred Share Paying Agent and the Preferred Share Registrar shall refuse to register such Transfer unless, in addition to a Purchaser Certificate, it receives (and, upon receipt, may conclusively rely upon) (x) a certification from the prospective transferee substantially in the form attached hereto as Exhibit B-1, which certification must be countersigned by the Securitization Sponsor and (y) a certification from the Holder desiring to effect such sale or transfer, substantially in the form attached hereto as Exhibit B-2, which certification must be countersigned by the Securitization Sponsor.  Upon receipt of the foregoing certifications or opinion, as applicable, the Preferred Share Registrar and the Preferred Share Paying Agent shall, subject to Section 2.4 and the other provisions of this Section 2.5, reflect all or any such portion of the EHRI in the name of the prospective transferee.

Any purported transfer or exchange in violation of the foregoing requirements shall be null and void ab initio.

(b)No Preferred Shares may be offered, sold, delivered or transferred (including, without limitation, by pledge or hypothecation) except to (i)(A) a non‑U.S. Person in accordance with the requirements of Regulation S or (B) both (x)(I) a Qualified Institutional Buyer or (II) a person (other than any rating organization rating the Issuer’s securities) involved in the organization or operation of the Issuer or an “affiliate” (as defined in Rule 405 under the Securities Act) of such a person, and (y) a Qualified Purchaser and (ii) in accordance with any other applicable law.

(c)No Preferred Shares may be offered, sold or delivered within the United States or to, or for the benefit of, U.S. Persons except in accordance with Rule 144A or an exemption from the registration requirements of the Securities Act, to Persons that are Qualified Purchasers and are (i) purchasing for their own account or for the accounts of one or more Qualified Institutional Buyers or (ii) a person (other than any rating organization rating the Issuer’s securities) involved in the organization or operation of the Issuer or an “affiliate” (as defined in Rule 405 under the Securities Act) of such a person, for which the purchaser is acting as a fiduciary or agent.  Preferred Shares may be sold or resold, as the case may be, in offshore transactions to non‑U.S. Persons in reliance on Regulation S. None of the Issuer, the Preferred Share Paying Agent, the Preferred Share Registrar or any other Person may register the Preferred Shares under the Securities Act or any state securities laws or the applicable laws of any other jurisdiction.

(d)No transfer of Preferred Shares to a proposed transferee that is or will be, or is acting on behalf of or using any assets of any Person that is or will become, a Benefit Plan Investor shall be effective, and the Preferred Share Paying Agent shall not process or recognize any such transfer.

Beneficial interests in Preferred Shares may not at any time be held by or on behalf of a Benefit Plan Investor.

No transfer of Preferred Shares shall be effective, and the Issuer and the Preferred Share Paying Agent will not recognize any such transfer, if the transferee’s acquisition, holding or disposition of such interest constitutes or shall constitute or otherwise result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a plan subject to Similar Law, a violation of Similar Law) unless an exemption is available (all of the conditions of which have been satisfied) or any other violation of an applicable requirement of ERISA, the Code or other applicable law.

Notwithstanding anything contained herein to the contrary, the Preferred Share Paying Agent and the Preferred Share Registrar shall not be responsible for ascertaining whether any transfer complies with the registration provisions of or any exemptions from the Securities Act, applicable state securities laws or the applicable laws of any other jurisdiction, ERISA, the Code or the Investment Company Act; provided, that if a Purchaser Certificate is specifically required by the express terms of this Section 2.5 to be delivered to the Preferred Share Paying Agent, the Preferred Share Paying Agent shall be under a duty to receive and examine the same to determine whether or not the certificate substantially conforms on its face to the terms of this Agreement and shall promptly notify the party delivering the same if such Purchaser Certificate does not comply with such terms.

(e)Transfers and exchanges of Certificates, in whole or in part, shall only be made in accordance with this Section 2.5(e).  Any purported transfer or exchange in violation of the following requirements shall be null and void ab initio, the Issuer shall not execute and the Preferred Share Paying Agent shall not deliver Preferred Share Certificates with respect to the transfer or exchange, and the Preferred Share Registrar shall not register any such purported transfer or exchange.

(i)Transfer – Preferred Share Certificate to Preferred Share Certificate.  If a Holder of a Preferred Share Certificate wishes at any time to transfer such Preferred Share Certificate to a Person that will take delivery in the form of Certificates, such Holder may transfer or cause the transfer of such interest for an equivalent interest in one or more Certificates (in Authorized Denominations), but only upon delivery of the documents set forth in the following sentence.  Upon receipt by the Preferred Share Paying Agent of:

(A)the Preferred Share Certificates properly endorsed for assignment to the transferee; and

(B)a Purchaser Certificate;

the Preferred Share Paying Agent shall cancel such Preferred Share Certificates, authenticate such new Preferred Share Certificate and arrange for new Preferred Share Certificates to be executed by the Issuer and, upon the Preferred Share Paying Agent’s receipt of such executed Preferred Share Certificates, the Preferred Share Paying Agent shall deliver one or more Preferred Share Certificates registered in the name and number specified in the Purchaser Certificate (the aggregate number of such Preferred Shares being equal to the interest delivered to the Preferred Share Paying Agent) and in Authorized Denominations.  The Preferred Share Paying Agent shall record the exchange on the duplicate share register, and the Preferred Share Registrar shall, upon receipt of all required transfer documents, record the transfer in the Preferred Share Register.

(ii)Exchange – Preferred Share Certificate to Preferred Share Certificate.  If a Holder of a Preferred Share Certificate wishes at any time to exchange such Preferred Share Certificate for one or more Certificates, such Holder may exchange or cause such exchange for an equivalent interest in one or more Certificates (in Authorized Denominations), but only upon delivery of the documents set forth in the following sentence.  Upon receipt by the Preferred Share Paying Agent of:

(A)the Preferred Share Certificates properly endorsed for exchange; and

(B)a Purchaser Certificate;

the Preferred Share Paying Agent shall cancel such Preferred Share Certificates, authenticate such new Preferred Share Certificate and arrange for new Preferred Share Certificates to be executed by the Issuer and, upon the Preferred Share Paying Agent’s receipt of such executed Preferred Share Certificates, the Preferred Share Paying Agent shall deliver one or more Preferred Share Certificates, registered in the names and numbers specified in the Purchaser Certificate (the aggregate number of Preferred Shares being equal to the number of Preferred Shares delivered to the Preferred Share Paying Agent) and in Authorized Denominations.  The Preferred Share Paying Agent shall record the exchange on the duplicate share register and the Preferred Share Registrar shall record the exchange in the Preferred Share Register.

(f)Preferred Share Certificates shall bear a legend substantially in the form set forth in Exhibit A unless there is delivered to the Issuer such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by the Issuer to the effect that neither such applicable legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A under, Section 4(a)(2) of, or Regulation S under, the Securities Act, as applicable, and to ensure that neither the Issuer nor the pool of Collateral becomes an investment company required to be registered under the Investment Company Act.  Preferred Share Certificates that are delivered to the Preferred Share Paying Agent by or on behalf of the Issuer without such legend shall be conclusive evidence that the Issuer has satisfied any conditions precedent, and the Preferred Share Paying Agent shall have no obligation to determine whether such legend is required.  The Preferred Share Paying Agent shall not be required to make any representation or warranty to the validity of any Preferred Share, except to the extent of its own signature thereon.  Upon direction of the Issuer, the Preferred Share Paying Agent shall deliver Preferred Share Certificates that do not bear such applicable legend.

(g)The Preferred Share Registrar may rely conclusively on any directions given by the Issuer or the Preferred Share Paying Agent in accordance with this Agreement without further review, to effect the transfer of Preferred Shares by making all necessary entries in the Preferred Share Register and shall have no liability for acting in reliance on any such directions.

(h)Notwithstanding anything contained herein to the contrary, at all times, if a transfer of all or any portion of the EHRI after the Closing Date is to be made, then the Preferred Share Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) (i) a certification from such Holder’s prospective transferee and (ii) a certification from the Holder of the EHRI desiring to effect such transfer, each, in form and substance acceptable to TPG RE Finance Trust Holdco, LLC.  Upon receipt of the foregoing certifications, the Preferred Share Registrar shall, subject to this Section 2.5, reflect such EHRI in the name of the prospective transferee.

Section 2.6.Reserved.

Section 2.7.Non‑Permitted Holders.

(a)Notwithstanding any other provision in this Agreement, any transfer of a beneficial interest in Preferred Shares to a Non‑Permitted Holder shall be null and void ab initio and any such purported transfer of which the Issuer or the Preferred Share Paying Agent shall have notice may be disregarded by the Issuer and the Preferred Share Paying Agent for all purposes at any time after either of them learns that any Person is or has become a Non‑Permitted Holder.

(b)If any Non‑Permitted Holder becomes the beneficial owner of Preferred Shares, the Issuer shall, promptly after discovery of any such Non‑Permitted Holder by the Issuer or the Preferred Share Paying Agent (and notice by the Preferred Share Paying Agent to the Issuer, if the Preferred Share Paying Agent makes the discovery), send notice to such Non‑Permitted Holder demanding that such Non‑Permitted Holder transfer its Preferred Shares or interest to a Person that is not a Non‑Permitted Holder within 30 days of the date of such notice.  If such Non‑Permitted Holder fails to so transfer such Preferred Shares or interest, the Issuer shall have the right, without further notice to the Non‑Permitted Holder, to sell such Preferred Shares or interest in Preferred Shares to a purchaser selected by the Issuer that is not a Non‑Permitted Holder on such terms as the Issuer may choose.  The Issuer may retain an investment bank to act on the Issuer’s behalf or request one or more bids from one or more brokers or other market professionals that regularly deal in securities similar to the Preferred Shares, and the Issuer will sell such Preferred Shares or interest to the highest such bidder.  However, the Issuer may select a purchaser by any other means determined by it in its sole discretion.  Each Holder of Preferred Shares, the Non‑Permitted Holder and each other Person in the chain of title from the Holder to the Non‑Permitted Holder, by its acceptance of an interest in the applicable Preferred Shares, agrees to cooperate with the Issuer and the Preferred Share Paying Agent to effect such transfers.  The proceeds of such sale, net of any commissions, expenses and taxes due in connection with such sale shall be remitted to the Non‑Permitted Holder.  The terms and conditions of any sale under this subsection shall be determined in the sole discretion of the Issuer, and none of the Issuer, Preferred Share Registrar or the Preferred Share Paying Agent shall be liable to any Person having an interest in the Preferred Shares sold as a result of any such sale or the exercise of such discretion.

Section 2.8.Certain Tax Matters.

(a)The Issuer, and each Holder by acceptance of such Preferred Shares, each agree, where permitted by applicable law and unless the Issuer is a Qualified REIT Subsidiary, to treat such Preferred Shares as an equity interest in the Issuer for U.S. federal, State and local income and franchise tax purposes.

(b)The Issuer and the Preferred Share Paying Agent agree that they do not intend for this Agreement to represent an agreement to enter into a partnership, a joint venture or any other business entity for U.S. federal income tax purposes. The Issuer and the Preferred Share Paying Agent shall not represent or otherwise hold themselves out to the IRS or other third parties as partners in a partnership or members of a joint venture or other business entity for U.S. federal income tax purposes.

(c)The Issuer shall not elect to be treated as a partnership and neither the Issuer nor the Preferred Share Paying Agent shall file or cause to be filed any U.S. federal, State or local partnership tax return with respect to this Agreement.

(d)The Issuer shall take all actions necessary or advisable to allow the Issuer to comply with FATCA, including, appointing any agent or representative to perform due diligence, withholding or reporting obligations of the Issuer pursuant to FATCA.  The Issuer shall provide any certification or documentation (including the applicable IRS Form W-9 (or if required, the applicable IRS Form W-8) or any successor form) to any payor (as defined in FATCA) from time to time as provided by law to minimize U.S. withholding tax under FATCA.

(e)Upon written request, the Preferred Share Paying Agent shall provide to the Issuer or any agent thereof any information specified by such parties regarding the Holders and payments on the Preferred Shares that is reasonably available to the Preferred Share Paying Agent, and may be necessary for compliance with FATCA, subject in all cases to confidentiality provisions.

Section 2.9.Provisions of the Indenture and Servicing Agreement.

Each Holder of the Preferred Shares, by its acceptance of the Preferred Shares issued hereunder, agrees to be bound by the provisions of the Indenture and Servicing Agreement relating to the Preferred Shares.  Notwithstanding the foregoing, the Issuer may, without the consent of any party other than any Holder of Preferred Shares affected thereby, reorganize the Preferred Shares with different or additional classes or components so long as the aggregate liquidation preference of the Preferred Shares and their aggregate entitlement to dividends and distributions is not increased, and the Issuer may amend its organizational documents to effect such reorganization of Preferred Shares.

ARTICLE III.

DISTRIBUTIONS TO THE HOLDERS

Section 3.1.Disbursement of Funds.

(a)The Class P Preferred Shares outstanding will have an aggregate stated redemption price from time to time equal to the Aggregate Outstanding Portfolio Balance minus the Aggregate Outstanding Amount of all Classes of Notes (the “Class P Preferred Shares Stated Redemption Price”). The Class P Preferred Shares will have a stated dividend rate of, with respect to each Payment Date (and related Interest Accrual Period), the Benchmark plus 21.00%, subject to any adjustments made by the Designated Transaction Representative in accordance with the terms of the Indenture. Such dividend rate will be applied to the outstanding Class P Preferred Share Notional Balance.

(b)The Subordinated Trust Administrator will be entitled to receive the Subordinated Trust Administrator Fee on a monthly basis in accordance with the priority of distribution described herein.

(c)The Class R Preferred Shares will be entitled to any amount remaining after all distributions to the Class P Preferred Shares (including, without limitation, any accrued and unpaid dividends and Class P Preferred Shares Stated Redemption Price) and the Subordinated Trust Administrator (including, without limitation, any accrued and unpaid Subordinated Trust Administrator Fees) have been made in accordance with the priority of distribution described herein.

(d)Subject to Section 3.2, on each Payment Date (including any Redemption Date and the Stated Maturity Date) the Preferred Share Paying Agent shall apply the Available Funds to make payment (i) of dividends and (ii) with respect to any Redemption Date or Stated Maturity Date, the Redemption Price, to each Holder on the relevant Record Date, on a pro rata basis in accordance with the priority of distribution described herein.

(e)Notwithstanding the foregoing, in accordance with the provisions of Section 12.2(b) of the Indenture and at any time when the Retention Holder holds 100% of the Preferred Shares, the Retention Holder may designate all or any portion of the Available Funds, which would otherwise be distributed to the Preferred Share Paying Agent for payment on the Preferred Shares, for deposit into the Payment Account as a contribution to the Issuer.  Any such amounts paid to the Issuer as a contribution shall be deemed for all purposes as having been paid to the Preferred Share Paying Agent pursuant to the Priority of Payments in the Indenture.

(f)Payments will be made by wire transfer to a U.S. dollar account maintained by such Holder as notified to the Preferred Share Paying Agent or, in the absence of such notification, by U.S. dollar check delivered by first class mail to the Holder at its address of record.  The Preferred Share Registrar shall, upon request, provide the Preferred Share Paying Agent with a certified list of the Holders and all relevant information regarding the Holders as the Preferred Share Paying Agent may require promptly and in each case no later than five Business Days after receipt of such request (or each relevant Record Date, if sooner or if no such request is made); provided, that in no event shall the Preferred Share Registrar be expected to respond in less than two Business Days from receipt of such request.

(g)Subject to Section 3.1(d), the Preferred Share Paying Agent shall distribute all amounts to be paid in accordance with the Priority of Payments to the holders of the Preferred Shares as follows:

(i)Interest Proceeds.  On each Payment Date, Available Funds that constitute Interest Proceeds under the Indenture shall be distributed in the following order of priority:

(A)to the Class P Preferred Shares, to the extent of accrued and unpaid dividends thereon;

(B)to the Subordinated Trust Administrator (pursuant to written direction from the Issuer and the Retention Holder), any accrued and unpaid Subordinated Trust Administrator Fees; and

(C)to the Class R Preferred Shares, the remaining Interest Proceeds (if any) in the Preferred Share Distribution Account.

(ii)Principal Proceeds.  On each Payment Date, Available Funds that constitute Principal Proceeds under the Indenture shall be distributed in the following order of priority:

(A)to the Class P Preferred Shares, (x) first, pro rata based on the aggregate Class P Preferred Share Notional Amount, in partial redemption thereof, until the Class P Preferred Share Notional Amount has been reduced to zero, and (y) second, in satisfaction of any accrued and unpaid interest thereon (to the extent not paid pursuant to clause (g)(i)(A) above);

(B)to the Subordinated Trust Administrator (pursuant to written direction from the Issuer and the Retention Holder), any accrued and unpaid Subordinated Trust Administrator Fees (to the extent not paid pursuant to clause (g)(i)(B) above); and

(C)to the Class R Preferred Shares, the remaining Principal Proceeds (if any) in the Preferred Share Distribution Account.

Section 3.2.Condition to Payments.

(a)As a condition to payment of any amount hereunder without the imposition of U.S. withholding tax, the Preferred Share Paying Agent, on behalf of the Issuer, shall require certification acceptable to it to enable the Issuer and the Preferred Share Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to deduct or withhold from payments in respect of the Preferred Shares under any present or future law or regulation of the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under such law or regulation.  Without limiting the foregoing, as a condition to any payment on the Preferred Shares without U.S. federal back‑up withholding, the Issuer shall require the delivery of properly completed and signed applicable U.S. federal income tax certifications (generally, an IRS Form W‑9 (or applicable successor form) in the case of a Person that is a “United States person” as defined in the Code or an IRS Form W‑8BEN or IRS Form W-8BEN-E, as applicable (or applicable successor form), in the case of a Person that is not a “United States person” within the meaning of the Code).  In addition, the Issuer or any of its agents shall require, as a condition to payment without the imposition of U.S. withholding tax under FATCA, (i) complete and accurate information and documentation that may be required to enable the Issuer or any of its agents to comply with FATCA and (ii) each Holder to agree that the Issuer and/or any of its agents may (1) provide such information and documentation and any other information concerning its investment in the Preferred Shares to the Cayman Islands Tax Information Authority (including a properly completed and executed “Entity Self-Certification Form” or “Individual Self-Certification Form” (in the forms published by the Cayman Islands Department for International Tax Cooperation, which forms can be obtained at http://www.tia.gov.ky/pdf/CRS_Legislation.pdf)), the U.S. Internal Revenue Service and any other relevant tax authority and (2) take any other actions necessary for the Issuer or the Co-Issuer to comply with FATCA or necessary to provide to the Cayman Islands Tax Information Authority pursuant to the Cayman Islands Tax Information Authority Law (2017 Revision) and the Organisation for Economic Co-operation and Development’s Standard for Automatic Exchange of Financial Account Information – Common Reporting Standard (each as amended) (including any implementing legislation, rules, regulations and guidance notes with respect to such laws).

Amounts properly withheld under the Code or other applicable law by any Person from a payment of dividends to any Holder shall be considered as having been paid by the Issuer to such Holder for all purposes of this Agreement.

(b)Reserved.

(c)Notwithstanding anything in this Agreement to the contrary, distributions of Available Funds on any Payment Date (including any Redemption Date or the Stated Maturity Date), shall be subject to the Issuer being solvent under Cayman Islands law (defined as the Issuer being able to pay its debts as they become due in the ordinary course of business) immediately prior to, and after giving effect to, such payment as determined by the Issuer.

(d)If the Issuer determines that the condition set forth in subsection (c) above is not satisfied with respect to any portion of the Available Funds on such Payment Date, the Issuer shall instruct the Preferred Share Paying Agent in writing on or before one Business Day prior to such Payment Date that such portion should not be paid, and the Preferred Share Paying Agent shall not pay the same until the first succeeding Payment Date or, in the case of any payments which would otherwise be payable on any Redemption Date or the Stated Maturity Date, until the first succeeding Business Day, upon which the Issuer notifies the Preferred Share Paying Agent in writing that each condition is satisfied.  Any amounts so retained will be held in the Preferred Share Distribution Account until such amounts are paid, subject to the availability of such funds under Cayman Islands law to pay any liability of the Issuer.  In the absence of such notification from the Issuer, the Preferred Share Paying Agent may conclusively assume that the condition set forth in subsection (c) has been satisfied and shall pay the amounts due under this Agreement.

Section 3.3.The Preferred Share Distribution Account.

The Preferred Share Paying Agent shall, prior to the Closing Date, establish a single, segregated, non-interest bearing trust account, which shall be designated as the “Preferred Share Distribution Account,” for the benefit of the Issuer (the “Preferred Share Distribution Account”).  The Preferred Share Paying Agent shall promptly credit all Available Funds to the Preferred Share Distribution Account.  All sums payable by the Preferred Share Paying Agent hereunder shall be paid out of the Preferred Share Distribution Account.  For the avoidance of doubt, the Preferred Share Distribution Account (and interest, if any, earned on amounts on deposit therein) shall be owned by the Issuer (or the related REIT so long as the Issuer is a Qualified REIT Subsidiary) for U.S. federal income tax purposes.

Section 3.4.Redemption.

The Preferred Shares shall be redeemed (in whole but not in part) by the Issuer at the Redemption Price on any Redemption Date or on the Stated Maturity Date (if not redeemed earlier).  Notwithstanding any other provision herein, if no funds are available to pay Holders pursuant to the Indenture and this Agreement, the Issuer may redeem the Preferred Shares (in whole but not in part) for no consideration (i) on any Redemption Date, (ii) on the Stated Maturity Date or (iii) upon an acceleration of the Notes as a result of an Event of Default, as defined in the Indenture.

Section 3.5.Fees or Commissions in Connection with Disbursements.

All payments by the Preferred Share Paying Agent hereunder shall be made without charging any commission or fee to the Holders.

Section 3.6.Liability of the Preferred Share Paying Agent in Connection with Disbursements.

(a)Notwithstanding anything herein, the Preferred Share Paying Agent shall not incur any personal liability to pay amounts due to Holders and shall only be required to make payments, including the payment of dividends, if there are sufficient funds in the Preferred Share Distribution Account to make such payments.

(b)Except as otherwise required by applicable law, any funds deposited with the Preferred Share Paying Agent and held in the Preferred Share Distribution Account or otherwise held for payment on the Preferred Shares and remaining unclaimed for two years after such payment has become due and payable shall be paid to the Issuer; and the Holder of such Preferred Shares shall thereafter look only to the Issuer for payment of such amounts and all liability of the Preferred Share Paying Agent with respect to such funds (but only to the extent of the amounts so paid to the Issuer) shall thereupon cease.  The Preferred Share Paying Agent, before being required to make any such release of payment, may, but shall not be required to, adopt and employ at the expense of the Issuer any reasonable means of notification of such release of payment, including, but not limited to, arranging with the Preferred Share Registrar for the Preferred Share Registrar to mail notice of such release to Holders whose right to or interest in amounts due and payable but not claimed is determinable from the records of the Issuer or Preferred Share Paying Agent, as applicable, at the last address of record of each such Holder.

ARTICLE IV.

ACCOUNTING AND REPORTS

Section 4.1.Reports and Notices.

(a)The Preferred Share Paying Agent shall cause to be made available to the Holders (i) the reports required to be made available by the Note Administrator pursuant to Section 10.12 of the Indenture and (ii) any other reports or notices delivered to the Preferred Share Paying Agent pursuant to the terms of the Indenture.

(b)The Preferred Share Paying Agent shall notify the Preferred Shareholders of the occurrence of an Event of Default under the Indenture of which it receives notice from the Trustee or the Issuer.

Section 4.2.Notice of Plan Assets.

The Preferred Share Paying Agent has no duty to investigate whether the assets of the Issuer are reasonably likely to be deemed “plan assets” (within the meaning of the Plan Asset Regulation); however, in the event that any officer within the corporate trust office of the Preferred Share Paying Agent (or any successor thereto) working on matters related to the Issuer has actual knowledge that the assets of the Issuer are “plan assets,” the Preferred Share Paying Agent shall promptly provide notice to the Preferred Share Registrar, the Issuer and the Holders.

Section 4.3.Requests by Independent Accountants.

Upon written request by Independent accountants appointed by the Issuer, the Preferred Share Registrar shall provide to them that information contained in the Preferred Share Register needed for them to provide tax information to the Holders.

Section 4.4.Rule 144A Information.

At any time when the Issuer is not subject to Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3‑2(b) under the Exchange Act, upon the written request of a Holder, the Issuer shall promptly furnish or cause to be furnished Rule 144A Information, and deliver such Rule 144A Information to such Holder, to a prospective purchaser designated by such Holder or beneficial owner or to the Preferred Share Paying Agent for delivery to such Holder or a prospective purchaser designated by such Holder, in order to permit required or protective compliance by any such Holder with Rule 144A in connection with the resale of any such Preferred Shares.

Section 4.5.Tax Information.

If the Issuer is no longer a Qualified REIT Subsidiary, the Issuer shall provide (or cause to be provided) to each beneficial owner of Preferred Shares any information that the beneficial owner reasonably requests in order for the beneficial owner to (i) comply with its federal state, or local tax and information returns and reporting obligations, (ii) make and maintain a “qualified electing fund” election (as defined in the Code) with respect to the Issuer (including a “PFIC Annual Information Statement” as described in Treasury Regulation §1.1295-1(g) (or any successor Treasury Regulation or IRS release or notice), including all representations and statements required by such statement), or (iii) comply with filing requirements that arise as a result of the Issuer being classified as a “controlled foreign corporation” for U.S. federal income tax purposes (such information to be provided at such beneficial owner’s expense); provided that the Issuer shall not file, or cause to be filed, any income or franchise tax return in the United States or any state of the United States unless it shall have obtained advice from Dechert LLP, Vinson & Elkins LLP or an opinion of other nationally recognized U.S. tax counsel experienced in such matters prior to such filing that, under the laws of such jurisdiction, the Issuer is required to file such income or franchise tax return.

If required to prevent the withholding or imposition of United States income tax, (i) the Issuer and each beneficial owner shall deliver or cause to be delivered an IRS Form W-9, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or successor applicable form, and (ii) the Issuer, with respect to (as applicable) an item included in the Collateral, shall deliver or cause to be delivered an IRS Form W-9 or IRS Form W-8BEN-E to each issuer, counterparty or Preferred Share Paying Agent at the time such item included in the Collateral is purchased or entered into (or if such item is held at the time that the Issuer ceases to be a Qualified REIT Subsidiary, at that time) and thereafter prior to the expiration or obsolescence of such form.

ARTICLE V.

THE PREFERRED SHARE PAYING AGENT

Section 5.1.Appointment of Preferred Share Paying Agent.

The Issuer hereby appoints the Bank to act as the Preferred Share Paying Agent, and the Bank hereby accepts such appointment.  The Issuer hereby appoints the Administrator to act as the Preferred Share Registrar, and the Administrator hereby accepts such appointment.  The Issuer hereby authorizes the Preferred Share Paying Agent and the Administrator to perform their respective obligations as provided in this Agreement.

Section 5.2.Resignation and Removal.

The Preferred Share Paying Agent may at any time resign as Preferred Share Paying Agent by giving written notice to the Issuer of its resignation, specifying the date on which its resignation shall become effective (which date shall not be less than 60 days after the date on which such notice is given unless the Issuer shall agree to a shorter period).  The Issuer may remove the Preferred Share Paying Agent at any time by giving written notice of not less than 60 days to the Preferred Share Paying Agent specifying the date on which such removal shall become effective.  Such resignation or removal shall only take effect upon the appointment by the Issuer of a successor Agent and upon the acceptance of such appointment by such successor Agent or, in the absence of such appointment, the assumption of the duties of the Preferred Share Paying Agent by the Issuer; provided, however, that in any event, such resignation or removal shall take effect not later than one year from the date of such notice of resignation or removal.  The Issuer shall provide notice to the Rating Agencies of any successor Preferred Share Paying Agent appointed pursuant to this section to the Rating Agencies pursuant to this Agreement, provided that no such notice shall be required in the event that the successor Preferred Share Paying Agent is a Person succeeding to all or substantially all of the institutional trust services business of the Preferred Share Paying Agent.  If the same Person is acting as Note Administrator under the Indenture and as the Preferred Share Paying Agent hereunder, upon any resignation or termination of the Note Administrator under the Indenture, the Preferred Share Paying Agent shall also be deemed to have been resigned or terminated hereunder.

Section 5.3.Fees; Expenses; Indemnification; Liability.

(a)Pursuant to, and at the times and to the extent contemplated by, the Indenture, the Issuer shall pay to the Preferred Share Paying Agent compensation at such amounts and/or rates as shall be agreed between the Issuer and the Preferred Share Paying Agent and from time to time shall reimburse the Preferred Share Paying Agent for its reasonable out-of-pocket expenses (including reasonable legal fees and expenses), disbursements, and advances incurred or made in accordance with any provisions of this Agreement, except any such expense, disbursement, or advance that may be attributable to its gross negligence, bad faith or willful misconduct.  The obligations of the Issuer to the Preferred Share Paying Agent pursuant to the Indenture and this Section 5.3(a) shall survive the resignation or removal of the Preferred Share Paying Agent and the satisfaction or termination of this Agreement.

(b)The Issuer shall indemnify and hold harmless the Preferred Share Paying Agent, the Preferred Share Registrar and their respective directors, officers, employees, and agents from and against any and all liabilities, costs and expenses (including reasonable legal fees and expenses) relating to or arising out of or in connection with its or their performance under this Agreement, except to the extent that they are caused by the gross negligence, bad faith, or willful misconduct of the Preferred Share Paying Agent or the Preferred Share Registrar, as the case may be, or any of their respective directors, officers, employees or agents.  The foregoing indemnity includes, but is not limited to, any action taken or omitted in good faith within the scope of this Agreement upon telephone or electronically transmitted instructions, if authorized herein, received from or reasonably believed by the Preferred Share Paying Agent or the Preferred Share Registrar, as the case may be, acting in good faith, to have been given by, an Authorized Officer of the Issuer.  This indemnity shall be payable in accordance with the Priority of Payments set forth in the Indenture and shall survive the resignation or removal of the Preferred Share Paying Agent or the Preferred Share Registrar, as the case may be, and the satisfaction or termination of this Agreement.

(c)The Preferred Share Paying Agent shall carry out its duties hereunder in good faith and without gross negligence or willful misconduct.  None of the Preferred Share Paying Agent, the Preferred Share Registrar or their respective directors, officers, employees or agents shall be liable for any act or omission hereunder except in the case of gross negligence, bad faith, or willful misconduct of the Preferred Share Paying Agent or the Preferred Share Registrar, as the case may be, or any of their respective directors, officers, employees or agents, in violation of its duties under this Agreement.  The duties and obligations of the Preferred Share Paying Agent and the Preferred Share Registrar, as the case may be, and their respective employees or agents shall be determined solely by the express provisions of this Agreement, and they shall not be liable except for the performance of such duties and obligations as are specifically set forth herein, and no implied covenants shall be read into this Agreement against them.  The Preferred Share Paying Agent and the Preferred Share Registrar, as the case may be, may consult with counsel and shall be protected in any action reasonably taken in good faith in accordance with the advice of such counsel.  Notwithstanding anything contained herein, in no event shall the Preferred Share Paying Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Preferred Share Paying Agent has been advised of such loss or damage and regardless of the form of action.

(d)Each of the Preferred Share Paying Agent and the Preferred Share Registrar may rely conclusively on any notice, certificate or other document furnished to it hereunder and reasonably believed by it in good faith to be genuine.  Neither the Preferred Share Paying Agent nor the Preferred Share Registrar shall be liable for any action taken by it in good faith and reasonably believed by it to be within the discretion or powers conferred upon it, or taken by it in good faith pursuant to any direction or instruction by which it is governed hereunder, or omitted to be taken by it by reason of the lack of direction or instruction required hereby for such action.  The Preferred Share Paying Agent and the Preferred Share Registrar shall in no event be liable for the application or misapplication of funds by any other Person, or for the acts or omissions of any other Person.  The Preferred Share Paying Agent and the Preferred Share Registrar shall not be bound to make any investigation into the facts or matters stated in any certificate, report or other document; provided that, if the form thereof is prescribed by this Agreement, the Preferred Share Paying Agent and the Preferred Share Registrar shall examine the same to determine whether it conforms on its face to the requirements hereof.  The Preferred Share Paying Agent and the Preferred Share Registrar may exercise or carry out any of its duties under this Agreement either directly or indirectly through agents or attorneys, and shall not be responsible for any acts or omissions on the part of any such agent or attorney appointed with due care.  To the extent permitted by applicable law, the Preferred Share Paying Agent and the Preferred Share Registrar shall not be required to give any bond or surety in the execution of its duties.  The Preferred Share Paying Agent and the Preferred Share Registrar shall not be deemed to have knowledge or notice of any matter unless actually known to an Authorized Officer of the Preferred Share Paying Agent or unless the Preferred Share Paying Agent or the Preferred Share Registrar, as the case may be, has received written notice thereof from the Issuer, the Note Administrator, the Trustee or the Holder of a Preferred Share.

ARTICLE VI.

RESERVED.

ARTICLE VII.

MISCELLANEOUS PROVISIONS

Section 7.1.Amendment.

This Agreement may not be amended by any party hereto except (i) in writing executed by each party hereto and (ii) with the prior written consent of Holders of a Majority of the Preferred Shares.

Section 7.2.Notices; Rule 17g-5 Procedures.

(a)Except as otherwise expressly provided herein, any notice or other document provided or permitted by this Agreement or the Indenture to be made upon, given or furnished to, or filed with any of the parties hereto shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing and mailed by certified mail, return receipt requested, hand delivered, sent by courier service guaranteeing delivery within two Business Days or transmitted by electronic mail in legible form at the following addresses.  Any such notice shall be deemed delivered upon receipt unless otherwise provided herein.

(i)to the Preferred Share Paying Agent at Wells Fargo Bank, National Association, 9062 Old Annapolis Road, Columbia, Maryland, 21045-1951 Attention: Corporate Trust Services (CMBS), TRTX 2019-FL3, or at any other address previously furnished in writing by the Preferred Share Paying Agent;

(ii)to the Issuer at c/o MaplesFS Limited, PO Box 1093, Queensgate House, Grand Cayman KY1-1102, Cayman Islands, or at any other address previously furnished in writing by the Issuer; or

(iii)to the Preferred Share Registrar at MaplesFS Limited, PO Box 1093, Queensgate House, Grand Cayman KY1-1102, Cayman Islands, or at any other address previously furnished in writing by the Preferred Share Registrar.

(b)Each of the parties hereto agrees that (i) it will not orally communicate information to the Rating Agencies for purposes of determining the initial credit rating of the Notes or undertaking surveillance of the Notes unless such oral communication is summarized in writing and the summary is promptly delivered to the 17g-5 Information Provider to be posted on the 17g-5 Website pursuant to the Indenture, and (ii) it shall cause any notice or other written communication provided by such Person to the Rating Agencies to be delivered to the 17g-5 Information Provider at 17g5informationprovider@wellsfargo.com for posting to the 17g-5 Website contemporaneously with its delivery to such Rating Agencies, and otherwise comply with the Rule 17g-5 Procedures set forth in Section 14.13 of the Indenture.

Section 7.3.Governing Law.

THIS AGREEMENT AND ALL DISPUTES ARISING HEREFROM OR RELATING HERETO SHALL BE GOVERNED IN ALL RESPECTS (WHETHER IN CONTRACT OR IN TORT) BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

Section 7.4.Non‑Petition; Limited Recourse.

None of the Preferred Share Paying Agent, the Preferred Share Registrar or any Holder may, prior to the date which is one year (or if longer the applicable preference period then in effect) plus one day after the payment in full of the Notes, institute against, or join any other Person in instituting against, the Issuer, the Co-Issuer or any Permitted Subsidiary any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, or other proceedings under Cayman Islands, U.S. federal or state bankruptcy or similar laws of any jurisdiction.

Notwithstanding any other provisions of this Agreement, recourse in respect of any obligations of the Issuer hereunder arising from time to time and at any time will be limited to the cash proceeds of the Collateral at such time as applied in accordance with the Priority of Payments and, on the exhaustion thereof, all obligations of, and any remaining claims against, the Issuer arising from this Agreement or any transactions contemplated hereby shall be extinguished and shall not thereafter revive. The obligations of the Issuer hereunder are solely corporate obligations of the Issuer and no action shall be taken against any of the directors, officers, employees, shareholders, affiliates or incorporation of the Issuer in connection with such obligations.

Each Holder of an interest in any Preferred Share, by the acceptance of its interest, shall be deemed to have irrevocably (i) agreed that the Designated Transaction Representative shall have no liability for any action taken or omitted by it or its agents in the performance of its role as Designated Transaction Representative and (ii) released the Designated Transaction Representative from any claim or action whatsoever relating to its performance as Designated Transaction Representative.

The provisions of this Section 7.4 shall survive termination of this Agreement for any reason whatsoever.

Section 7.5.No Partnership or Joint Venture.

The Issuer, the Preferred Share Registrar and the Preferred Share Paying Agent are not partners or joint venturers with each other and nothing in this Agreement shall be construed to make them such partners or joint venturers or impose any liability as such on any of them.

Section 7.6.Counterparts.

For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by electronic transmission shall be as effective as delivery of a manually executed original counterpart to this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, we have set our hands as of the date first written above.

TRTX 2019-FL3 ISSUER, LTD., a Cayman
Islands exempted company, as Issuer

By:
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRTX 2019-FL3 – Preferred Share Paying Agency Agreement

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Preferred Share Paying
Agent

By:
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRTX 2019-FL3 – Preferred Share Paying Agency Agreement

MAPLESFS LIMITED, as Preferred Share
Registrar and Administrator

By:
Name:
Title:

TRTX 2019-FL3 – Preferred Share Paying Agency Agreement

EXHIBIT A

PREFERRED SHARE CERTIFICATE

TRTX 2019-FL3 ISSUER, LTD.

PREFERRED SHARES, PAR VALUE US $0.001 PER SHARE AND WITH AN AGGREGATE LIQUIDATION PREFERENCE AND NOTIONAL AMOUNT EQUAL TO U.S. $1,000 PER SHARE

[FOR EHRI ONLY:  THE PREFERRED SHARES REPRESENTED HEREBY CONSTITUTE AN ELIGIBLE HORIZONTAL RESIDUAL INTEREST FOR PURPOSES OF THE CREDIT RISK RETENTION RULES AND THEREFORE ARE SUBJECT TO THE ADDITIONAL TRANSFER RESTRICTIONS AND REQUIREMENTS IMPOSED BY SECTION 2.5(a)(iii) OF THE PREFERRED SHARE PAYING AGENCY AGREEMENT AND THE CREDIT RISK RETENTION RULES, AND EACH HOLDER OF THE PREFERRED SHARES REPRESENTED HEREBY SHALL BE DEEMED TO HAVE AGREED TO COMPLY WITH SUCH ADDITIONAL RESTRICTIONS AND REQUIREMENTS.  ANY PURPORTED TRANSFER OR EXCHANGE IN VIOLATION OF THE FOREGOING SHALL BE NULL AND VOID AB INITIO.]

THE PREFERRED SHARES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER RELEVANT JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THE PREFERRED SHARES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A)(1) ON THE CLOSING DATE TO TRTX MASTER RETENTION HOLDER, LLC, (2) PERSONS THAT ARE BOTH (X)(I) A “QUALIFIED INSTITUTIONAL BUYER” (“QUALIFIED INSTITUTIONAL BUYER”) WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) OR (II) A PERSON (OTHER THAN ANY RATING ORGANIZATION RATING THE ISSUER’S SECURITIES) INVOLVED IN THE ORGANIZATION OR OPERATION OF THE ISSUER OR AN “AFFILIATE” (AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT) OF SUCH A PERSON AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT (A “QUALIFIED PURCHASER”), AND IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT SO LONG AS THE PREFERRED SHARES REPRESENTED HEREBY ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE PREFERRED SHARE PAYING AGENCY AGREEMENT, OR TO AN INSTITUTION THAT IS NOT A U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT, SUBJECT TO THE

SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE PREFERRED SHARE PAYING AGENCY AGREEMENT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A PREFERRED SHARE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SCHEDULE I OF THE PREFERRED SHARE PAYING AGENCY AGREEMENT.  ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE PREFERRED SHARE REGISTRAR, THE PREFERRED SHARE PAYING AGENT OR ANY INTERMEDIARY.  IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH PREFERRED SHARE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE PREFERRED SHARE PAYING AGENCY AGREEMENT, THE ISSUER AND THE PREFERRED SHARE PAYING AGENT MAY CONSIDER THE ACQUISITION OF THE PREFERRED SHARES REPRESENTED HEREBY VOID AND REQUIRE THAT THE PREFERRED SHARES REPRESENTED HEREBY BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.  NO TRANSFER OF THE PREFERRED SHARES REPRESENTED HEREBY MAY BE MADE (AND NONE OF THE ISSUER, THE PREFERRED SHARE PAYING AGENT OR THE PREFERRED SHARE REGISTRAR WILL RECOGNIZE ANY SUCH TRANSFER) IF (A) SUCH TRANSFER WOULD HAVE THE EFFECT OF REQUIRING THE ISSUER, THE CO-ISSUER OR THE POOL OF COLLATERAL TO REGISTER AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OR (B) SUCH TRANSFER WOULD BE MADE TO A PERSON WHO IS OTHERWISE UNABLE TO MAKE THE CERTIFICATIONS AND REPRESENTATIONS DEEMED TO BE MADE BY SUCH PERSON IN THE PREFERRED SHARE PAYING AGENCY AGREEMENT REFERRED TO HEREIN.  ACCORDINGLY, AN INVESTOR IN THE PREFERRED SHARES REPRESENTED HEREBY MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  NO TRANSFER OF THE PREFERRED SHARES REPRESENTED HEREBY MAY BE MADE (AND NONE OF THE ISSUER, THE PREFERRED SHARE PAYING AGENT OR THE PREFERRED SHARE REGISTRAR WILL RECOGNIZE ANY SUCH TRANSFER) IF AFTER GIVING EFFECT TO SUCH TRANSFER, ANY PREFERRED SHARES WOULD BE HELD BY ANY “BENEFIT PLAN INVESTOR,” AS DEFINED IN 29 C.F.R. §2510.3-101 (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY GENERAL ACCOUNT, IF APPLICABLE) OR SUCH TRANSFER WOULD BE MADE TO A PERSON WHO IS OTHERWISE UNABLE TO MAKE THE CERTIFICATIONS AND REPRESENTATIONS REQUIRED BY THE APPLICABLE TRANSFER CERTIFICATE ATTACHED AS AN EXHIBIT TO THE SUBSCRIPTION AGREEMENT.

AS A CONDITION TO THE PAYMENT OF ANY AMOUNT UNDER THE PREFERRED SHARES REPRESENTED HEREBY WITHOUT THE IMPOSITION OF BACKUP WITHHOLDING TAX, THE ISSUER AND THE PREFERRED SHARE PAYING AGENT SHALL REQUIRE CERTIFICATION ACCEPTABLE TO THEM TO ENABLE THE ISSUER AND THE PREFERRED SHARE PAYING AGENT TO DETERMINE THEIR DUTIES AND LIABILITIES WITH RESPECT TO ANY TAXES OR OTHER CHARGES THAT THEY MAY BE REQUIRED TO PAY, DEDUCT OR WITHHOLD IN RESPECT OF THE PREFERRED SHARES REPRESENTED HEREBY OR THE HOLDER HEREOF UNDER ANY PRESENT OR FUTURE LAW OR REGULATION OF THE CAYMAN ISLANDS OR THE UNITED STATES OR ANY PRESENT OR FUTURE LAW OR REGULATION OF ANY POLITICAL SUBDIVISION THEREOF OR TAXING AUTHORITY THEREIN OR TO COMPLY WITH ANY REPORTING OR OTHER REQUIREMENTS UNDER ANY SUCH LAW OR REGULATION.

SO LONG AS ANY NOTE ISSUED BY THE ISSUER OF THE PREFERRED SHARES REPRESENTED HEREBY IS OUTSTANDING, NO TRANSFER OF THE PREFERRED SHARES REPRESENTED HEREBY MAY BE MADE BY TRTX MASTER RETENTION HOLDER, LLC, A DELAWARE LIMITED LIABILITY COMPANY (AND NEITHER THE PREFERRED SHARE PAYING AGENT NOR THE PREFERRED SHARE REGISTRAR WILL RECOGNIZE ANY SUCH TRANSFER) TO ANY OTHER PERSON OR ENTITY EXCEPT AS PROVIDED IN SECTION 2.5(a) OF THE PREFERRED SHARE PAYING AGENCY AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THE PREFERRED SHARES REPRESENTED HEREBY WHO IS A U.S. PERSON (AS DEFINED IN REGULATION S) OR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) WHO IS DETERMINED NOT TO HAVE BEEN A (1) QUALIFIED PURCHASER AND (2) A QUALIFIED INSTITUTIONAL BUYER OR A PERSON (OTHER THAN ANY RATING ORGANIZATION RATING THE ISSUER’S SECURITIES) INVOLVED IN THE ORGANIZATION OR OPERATION OF THE ISSUER OR AN “AFFILIATE” (AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT) OF SUCH A PERSON (EXCEPT IN THE CASE OF TRTX MASTER RETENTION HOLDER, LLC) AT THE TIME OF ACQUISITION OF THE PREFERRED SHARES REPRESENTED HEREBY TO SELL THE PREFERRED SHARES REPRESENTED HEREBY TO A TRANSFEREE THAT IS (A) BOTH (X)(I) A QUALIFIED INSTITUTIONAL BUYER OR (II) A PERSON (OTHER THAN ANY RATING ORGANIZATION RATING THE ISSUER’S SECURITIES) INVOLVED IN THE ORGANIZATION OR OPERATION OF THE ISSUER OR AN “AFFILIATE” (AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT) OF SUCH A PERSON AND (Y) AN QUALIFIED PURCHASER OR (B) NOT A U.S. PERSON (AS DEFINED IN REGULATION S) NOR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S.

TRTX 2019-FL3 ISSUER, LTD.

Number P-1	CUSIP [__]

Incorporated under the laws of the Cayman Islands
95,351.171 Preferred Shares of a par value of U.S.$0.001 per share and with an aggregate liquidation preference and notional amount equal to U.S.$1,000 per share

THIS IS TO CERTIFY THAT [________________] is the registered holder of 82,954.944 Class P Preferred Shares and 12,396.227 Class R Preferred Shares in the above named Company, subject to the Memorandum and Articles of Association thereof, as may be hereafter amended and in effect from time to time.

THIS CERTIFICATE IS ISSUED BY the said Company on this _____ day of __________, 20__.

EXECUTED AS A DEED on behalf of the said Company by:

TRTX 2019-FL3 ISSUER, LTD.

DIRECTOR
Name:
Title:

ASSIGNMENT FORM

For value received

does hereby sell, assign and transfer unto

Please insert social security or
other identifying number of assignee

Please print or type name and address,
including zip code, of assignee:

___________Preferred Shares in the share capital of TRTX 2019-FL3 Issuer, Ltd. (the “Issuer”) and does hereby irrevocably constitute and appoint ___________ Attorney to transfer the Preferred Shares on the books of the Issuer with full power of substitution in the premises.

TRTX 2019-FL3 ISSUER, LTD.
Date:	Your Signature:
(Sign exactly as your name appears on the Preferred Share Certificate)

CERTIFICATE OF AUTHENTICATION

This Certificate evidences the Preferred Shares referred to in the within-mentioned Preferred Share Paying Agency Agreement.

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Preferred Share Paying Agent

By:
Name:
Title:

SCHEDULE I

Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Preferred Share Paying Agency Agreement.

1.

(a)The Holder is aware that the sale of such Preferred Shares to it is being made in reliance on the exemption from registration provided by Regulation S and understands that the Preferred Shares offered in reliance on Regulation S will bear the appropriate legend set forth herein.  The Preferred Shares so represented may not at any time be held by or on behalf of U.S. Persons or U.S. Residents.  The Holder is not, and will not be, a U.S. Person or a U.S. Resident.  Before any Preferred Share issued in reliance on Regulation S may be offered, resold, pledged or otherwise transferred, the transferee will be required to provide the Trustee with a written certification substantially in the form attached to the Preferred Share Paying Agency Agreement as to compliance with the transfer restrictions.  The Holder understands that it must inform a prospective transferee of the transfer restrictions; or

(b)The Holder (1) is both (x)(i) a Qualified Institutional Buyer or (ii) a person (other than any rating organization rating the Issuer’s securities) involved in the organization or operation of the Issuer or an “affiliate” (as defined in Rule 405 under the Securities Act) of such a person, and (y) a Qualified Purchaser; (2) is aware that the sale of the Preferred Shares to it is being made in reliance on the exemption from registration provided by Rule 144A or Rule 501(a) of Regulation D and (3) is acquiring the Preferred Shares for its own account or for one or more accounts, each of which is a Qualified Institutional Buyer, and as to each of which the owner exercises sole investment discretion.

2.The Holder, and each account on behalf of which it is acquiring the Preferred Shares, represents and agrees that (a) it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to the fiduciary responsibility provisions of Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any other employee benefit plan which is subject to any federal, state, local or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code or any entity whose underlying assets are deemed to include “plan assets” by reason of any such employee benefit plan’s or plan’s investment in the entity or otherwise.

The representations to be made pursuant to this clause 2 shall be deemed made on each day from the date the Holder makes such representations through and including the date on which the Holder disposes of its interests in the Preferred Shares.  The Holder understands and agrees that the information supplied above will be utilized to determine whether upon the original issuance of such Preferred Shares, and upon any subsequent transfer of Preferred Shares, Benefit Plan Investors own any Preferred Shares.

3.The Holder understands that the Preferred Shares are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, the Preferred Shares have not been and will not be registered under the Securities Act, and, if in the future the Holder decides to offer, resell, pledge or otherwise transfer the Preferred Shares, such Preferred Shares may only be offered, resold, pledged or otherwise transferred only in accordance with the Issuer Charter and the Preferred Share Paying Agency Agreement and the applicable legend on such Preferred Shares set forth herein.  The Holder acknowledges that no representation is made by the Issuer or the Placement Agents as to the availability of any exemption under the Securities Act or any State securities laws for resale of the Preferred Shares.

4.The Holder understands that the Preferred Shares have not been approved or disapproved by the United States Securities and Exchange Commission (“SEC”) or any other governmental authority or agency or any jurisdiction and that neither the SEC nor any other governmental authority or agency has passed upon the accuracy of the final offering memorandum relating to the Preferred Shares.  The Holder further understands that any representation to the contrary is a criminal offense.

5.The Holder is not purchasing the Preferred Shares with a view to the resale, distribution or other disposition thereof in violation of the Securities Act.  The Holder understands that an investment in the Preferred Shares involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances.

6.In connection with the purchase of the Preferred Shares (A) none of the Issuer, the Placement Agents, the Collateral Manager or the Preferred Share Paying Agent is acting as a fiduciary or financial or investment adviser for the Holder; (B) the Holder is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Issuer, the Collateral Manager, the Placement Agents or the Preferred Share Paying Agent other than in, if applicable, a current offering memorandum for such Preferred Shares; (C) none of the Issuer, the Collateral Manager, the Placement Agents or the Preferred Share Paying Agent has given to the Holder (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of its purchase; (D) the Holder has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of an investment in the Preferred Shares) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Collateral Manager, the Placement Agents or the Preferred Share Paying Agent; and (E) the Holder is purchasing the Preferred Shares with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks.

Schedule I-2

7.The Holder understands that the certificates representing the Preferred Shares will bear the applicable legend set forth herein.  The Preferred Shares may not at any time be held by or on behalf of any U.S. Person that is not both (x)(A) a Qualified Institutional Buyer or (B) a person (other than any rating organization rating the Issuer’s securities) involved in the organization or operation of the Issuer or an “affiliate” (as defined in Rule 405 under the Securities Act) of such a person and (y) a Qualified Purchaser.  The Holder understands that it must inform a prospective transferee of the transfer restrictions.

8.The Holder understands and agrees that a legend in substantially the following form will be placed on each certificate representing any Preferred Shares unless the Issuer determines otherwise in compliance with applicable law:

[FOR EHRI ONLY:  THE PREFERRED SHARES REPRESENTED HEREBY CONSTITUTE AN ELIGIBLE HORIZONTAL RESIDUAL INTEREST FOR PURPOSES OF THE CREDIT RISK RETENTION RULES AND THEREFORE ARE SUBJECT TO THE ADDITIONAL TRANSFER RESTRICTIONS AND REQUIREMENTS IMPOSED BY SECTION 2.5(a)(iii) OF THE PREFERRED SHARE PAYING AGENCY AGREEMENT AND THE CREDIT RISK RETENTION RULES, AND EACH HOLDER OF THE PREFERRED SHARES REPRESENTED HEREBY SHALL BE DEEMED TO HAVE AGREED TO COMPLY WITH SUCH ADDITIONAL RESTRICTIONS AND REQUIREMENTS.  ANY PURPORTED TRANSFER OR EXCHANGE IN VIOLATION OF THE FOREGOING SHALL BE NULL AND VOID AB INITIO.]

THE PREFERRED SHARES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER RELEVANT JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THE PREFERRED SHARES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A)(1) ON THE CLOSING DATE TO TRTX MASTER RETENTION HOLDER, LLC, (2) PERSONS THAT ARE BOTH (X)(I) A “QUALIFIED INSTITUTIONAL BUYER” (“QUALIFIED INSTITUTIONAL BUYER”) WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) OR (II) a person (other than any rating organization rating the Issuer’s securities) involved in the organization or operation of the Issuer or an “affiliate” (as defined in Rule 405 under the Securities Act) of such a person, AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT (A “QUALIFIED PURCHASER”), AND IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A

Schedule I-3

UNDER THE SECURITIES ACT SO LONG AS THE PREFERRED SHARES REPRESENTED HEREBY ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE PREFERRED SHARE PAYING AGENCY AGREEMENT, OR TO AN INSTITUTION THAT IS NOT A U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE PREFERRED SHARE PAYING AGENCY AGREEMENT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.  EACH PURCHASER OF A PREFERRED SHARE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SCHEDULE I OF THE PREFERRED SHARE PAYING AGENCY AGREEMENT.  ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE PREFERRED SHARE REGISTRAR, THE PREFERRED SHARE PAYING AGENT OR ANY INTERMEDIARY.  IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH PREFERRED SHARE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE PREFERRED SHARE PAYING AGENCY AGREEMENT, THE ISSUER AND THE PREFERRED SHARE PAYING AGENT MAY CONSIDER THE ACQUISITION OF THE PREFERRED SHARES REPRESENTED HEREBY VOID AND REQUIRE THAT THE PREFERRED SHARES REPRESENTED HEREBY BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.  NO TRANSFER OF THE PREFERRED SHARES REPRESENTED HEREBY MAY BE MADE (AND NONE OF THE ISSUER, THE PREFERRED SHARE PAYING AGENT OR THE PREFERRED SHARE REGISTRAR WILL RECOGNIZE ANY SUCH TRANSFER) IF (A) SUCH TRANSFER WOULD HAVE THE EFFECT OF REQUIRING THE ISSUER, THE CO-ISSUER OR THE POOL OF COLLATERAL TO REGISTER AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OR (B) SUCH TRANSFER WOULD BE MADE TO A PERSON WHO IS OTHERWISE UNABLE TO MAKE THE CERTIFICATIONS AND REPRESENTATIONS DEEMED TO BE MADE BY SUCH PERSON IN THE PREFERRED SHARE PAYING AGENCY AGREEMENT REFERRED TO HEREIN.  ACCORDINGLY, AN INVESTOR IN THE PREFERRED SHARES REPRESENTED HEREBY MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  NO TRANSFER OF THE PREFERRED SHARES REPRESENTED HEREBY MAY BE MADE (AND NONE OF THE ISSUER, THE PREFERRED SHARE PAYING AGENT OR THE PREFERRED SHARE REGISTRAR WILL RECOGNIZE ANY SUCH TRANSFER) IF AFTER

Schedule I-4

GIVING EFFECT TO SUCH TRANSFER, ANY PREFERRED SHARES WOULD BE HELD BY ANY “BENEFIT PLAN INVESTOR,” AS DEFINED IN 29 C.F.R. §2510.3-101 (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY GENERAL ACCOUNT, IF APPLICABLE) OR SUCH TRANSFER WOULD BE MADE TO A PERSON WHO IS OTHERWISE UNABLE TO MAKE THE CERTIFICATIONS AND REPRESENTATIONS REQUIRED BY THE APPLICABLE TRANSFER CERTIFICATE ATTACHED AS AN EXHIBIT TO THE SUBSCRIPTION AGREEMENT.

AS A CONDITION TO THE PAYMENT OF ANY AMOUNT UNDER THE PREFERRED SHARES REPRESENTED HEREBY WITHOUT THE IMPOSITION OF BACKUP WITHHOLDING TAX, THE ISSUER AND THE PREFERRED SHARE PAYING AGENT SHALL REQUIRE CERTIFICATION ACCEPTABLE TO THEM TO ENABLE THE ISSUER AND THE PREFERRED SHARE PAYING AGENT TO DETERMINE THEIR DUTIES AND LIABILITIES WITH RESPECT TO ANY TAXES OR OTHER CHARGES THAT THEY MAY BE REQUIRED TO PAY, DEDUCT OR WITHHOLD IN RESPECT OF THE PREFERRED SHARES REPRESENTED HEREBY OR THE HOLDER HEREOF UNDER ANY PRESENT OR FUTURE LAW OR REGULATION OF THE CAYMAN ISLANDS OR THE UNITED STATES OR ANY PRESENT OR FUTURE LAW OR REGULATION OF ANY POLITICAL SUBDIVISION THEREOF OR TAXING AUTHORITY THEREIN OR TO COMPLY WITH ANY REPORTING OR OTHER REQUIREMENTS UNDER ANY SUCH LAW OR REGULATION.

THE ISSUER MAY REQUIRE ANY HOLDER OF THE PREFERRED SHARES REPRESENTED HEREBY WHO IS A U.S. PERSON (AS DEFINED IN REGULATION S) OR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) WHO IS DETERMINED NOT TO HAVE BEEN A (1) QUALIFIED PURCHASER AND (2) A QUALIFIED INSTITUTIONAL BUYER OR A PERSON (OTHER THAN ANY RATING ORGANIZATION RATING THE ISSUER’S SECURITIES) INVOLVED IN THE ORGANIZATION OR OPERATION OF THE ISSUER OR AN “AFFILIATE” (AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT) OF SUCH A PERSON (EXCEPT IN THE CASE OF TRTX MASTER RETENTION HOLDER, LLC) AT THE TIME OF ACQUISITION OF THE PREFERRED SHARES REPRESENTED HEREBY TO SELL THE PREFERRED SHARES REPRESENTED HEREBY TO A TRANSFEREE THAT IS (A) BOTH (X)(I) A QUALIFIED INSTITUTIONAL BUYER OR (II) A PERSON (OTHER THAN ANY RATING ORGANIZATION RATING THE ISSUER’S SECURITIES) INVOLVED IN THE ORGANIZATION OR OPERATION OF THE ISSUER OR AN “AFFILIATE” (AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT) OF SUCH A PERSON AND (Y) AN QUALIFIED PURCHASER OR (B) NOT A U.S. PERSON (AS DEFINED IN REGULATION S) NOR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S.

Schedule I-5

9.The Holder will not, at any time, offer to buy or offer to sell the Preferred Shares by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or at a seminar or meeting whose attendees have been invited by general solicitations or advertising.

10.The Holder is not a member of the public in the Cayman Islands, within the meaning of Section 175 of the Cayman Islands Companies Law (2018 Revision).

11.The Holder understands that the Issuer is subject to anti-money laundering legislation in the Cayman Islands.  Accordingly, the Issuer may, except in relation to certain categories of investors, require a detailed verification of a Holder’s identity and the source of payment used by such Holder for purchasing any Preferred Shares.

12.The Holder understands that each of the Issuer, the Trustee and the Preferred Share Paying Agent shall require certification acceptable to it (A) as a condition to the payment of distributions in respect of any Preferred Shares without, or at a reduced rate of, U.S. withholding or backup withholding tax, and (B) to enable the Issuer, the Trustee and the Preferred Share Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to pay, deduct or withhold from payments in respect of such Preferred Shares or the Holder of such Preferred Shares under any present or future law or regulation of the Cayman Islands or the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation, including, without limitation, pursuant to the Cayman Islands Tax Information Authority Law (2017 Revision) and the Organisation for Economic Co-operation and Development’s Standard for Automatic Exchange of Financial Account Information – Common Reporting Standard (each as amended) and by providing a properly completed and executed “Entity Self-Certification Form” or “Individual Self-Certification Form” (in the forms published by the Cayman Islands Department for International Tax Cooperation, which forms can be obtained at http://www.tia.gov.ky/pdf/CRS_legislation.pdf).  Such certification may include U.S. federal income tax forms (such as IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)), IRS Form W-8BEN-E (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities)), IRS Form W-8IMY (Certificate of Foreign Intermediary, Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding and Reporting), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or IRS Form W-8ECI (Certificate of Foreign Person’s Claim That Income Is Effectively Connected with Conduct of a Trade or Business in the United States) or any successors to such IRS forms).  In addition, the Issuer or the Preferred Share Paying Agent may require certification acceptable to it to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives payments on its assets.  Each owner agrees to provide any certification requested pursuant to this paragraph and to update or replace such form or certification in accordance with its terms or its subsequent amendments.

Schedule I-6

13.The Holder hereby agrees that, for purposes of U.S. federal, state and local income and franchise tax and any other income taxes, if the Issuer is no longer a Qualified REIT Subsidiary (A) the Issuer will be treated as a foreign corporation and (B) the Notes will be treated as equity in the Issuer; the Holder agrees to such treatment and agrees to take no action inconsistent with such treatment, unless required by law.

14.The Holder, if not a “United States person” (as defined in Section 7701(a)(30) of the Code), either: (A) is not a bank (within the meaning of Section 881(c)(3)(A) of the Code); (B) is a bank (within the meaning of Section 881(c)(3)(A) of the Code) and after giving effect to its purchase of the Preferred Shares, the Holder (x) shall not own more than 50% of the Preferred Shares (by number) or 50% by value of the aggregate of the Preferred Shares and all Classes of Notes that are treated as equity for U.S. federal income tax purposes either directly or indirectly, and will not otherwise be related to the Issuer (within the meaning of section 267(b) of the Code) and (y) has not purchased the Preferred Shares in whole or in part to avoid any U.S. federal income tax liability (including, without limitation, any U.S. withholding tax that would be imposed on the Preferred Shares with respect to the Collateral if held directly by the Holder); (C) is a bank (within the meaning of Section 881(c)(3)(A) of the Code) has provided an IRS Form W-8ECI representing that all payments received or to be received by it from the Issuer are effectively connected with the conduct of a trade or business in the United States; or (D) is a bank (within the meaning of Section 881(c)(3)(A) of the Code) is eligible for benefits under an income tax treaty with the United States that eliminates U.S. federal income taxation of U.S. source interest not attributable to a permanent establishment in the United States and the Issuer is treated as a fiscally transparent entity (as defined in Treasury regulations section 1.894-1(d)(3)(iii)) under the laws of Holder’s jurisdiction with respect to payments made on the Collateral held by the Issuer.

15.The Holder will, prior to any sale, pledge or other transfer by such owner of any Preferred Share, obtain from the prospective transferee, and deliver to the Preferred Share Paying Agent, a duly executed transferee certificate addressed to each of the Preferred Share Paying Agent, the Issuer and the Collateral Manager in the form of the relevant exhibit attached to the Subscription Agreement, and such other certificates and other information as the Issuer, the Collateral Manager or the Preferred Share Paying Agent may reasonably require to confirm that the proposed transfer complies with the transfer restrictions contained in the Issuer Charter and the Preferred Share Paying Agency Agreement.

16.The Holder agrees that no Preferred Share may be purchased, sold, pledged or otherwise transferred in a number less than the minimum number set forth in the Preferred Share Paying Agency Agreement.  In addition, the Holder understands that the Preferred Shares will be transferable only upon registration of the transferee in the Preferred Share Register of the Issuer following delivery to the Preferred Share Registrar of a duly executed share transfer certificate, the Preferred Share to be transferred (if applicable) and any other certificates and other information required by the Issuer Charter and the Preferred Share Paying Agency Agreement.

Schedule I-7

17.The Holder is aware and agrees that no Preferred Share (or beneficial interest therein) may be offered or sold, pledged or otherwise transferred: (i) to a transferee taking delivery of such Preferred Shares represented by a certificate representing a Preferred Share, except to both (x)(A) a transferee that the Holder reasonably believes is a Qualified Institutional Buyer, purchasing for its account, to which notice is given that the resale, pledge or other transfer is being made in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A or another person the sale to which is exempt under the Securities Act or (B) is a transferee that is a person (other than any rating organization rating the Issuer’s securities) involved in the organization or operation of the Issuer or an “affiliate” (as defined in Rule 405 under the Securities Act) of such a person and (y) a Qualified Purchaser, and in each case, such transfer is made in accordance with any applicable securities laws of any state of the United States and any other relevant jurisdiction; (ii) to a transferee taking delivery of such Preferred Share represented by a certificate representing a Preferred Share issued in reliance on Regulation S except (x) to a transferee that is acquiring such interest in an offshore transaction in accordance with Rule 904 of Regulation S, (y) to a transferee that is not a U.S. resident (within the meaning of the Investment Company Act) unless such transferee is a Qualified Purchaser; (z) such transfer is made in compliance with the other requirements set forth in the Preferred Share Paying Agency Agreement and (aa) if such transfer is made in accordance with any applicable securities laws of any state of the United States and any other jurisdiction; or (iii) if such transfer would have the effect of requiring the Issuer or the Collateral to register as an “investment company” under the Investment Company Act.

18.The Holder understands that, although the Placement Agents may from time to time make a market in the Preferred Shares, the Placement Agents are not under any obligation to do so and, following the commencement of any market-making, may discontinue the same at any time.  Accordingly, the Holder must be prepared to hold the Preferred Shares until the scheduled Redemption Date for the Preferred Shares.

19.The Holder also understands that the Preferred Shares are equity interests in the Issuer and are not secured by the Collateral securing the Offered Notes.  As such, the Holder and any other Holders of the Preferred Shares will, on a winding up of the Issuer, rank behind all of the creditors, whether secured or unsecured and known or unknown, of the Issuer, including, without limitation, the Holders of the Notes and any judgment creditors.  Payments in respect of the Preferred Shares are subject to certain requirements imposed by Cayman Islands law.  Any amounts paid by the Preferred Share Paying Agent as distributions by way of dividend on the Preferred Shares will be payable only if the Issuer has sufficient distributable profits and/or share premium.  In addition, such distributions and any redemption payments will be payable only to the extent that the Issuer is and remains solvent after such distributions or redemption payments are paid.  Under Cayman Islands law, a company generally is deemed solvent if it is able to pay its debts as they come due in the ordinary course of business.  To the extent the requirements under Cayman Islands law described above are not met, amounts otherwise payable to the Holders of the Preferred Shares will be retained in the Preferred Share Distribution Account until the next succeeding Payment Date, or (in the case of any payment that would otherwise be payable on a redemption of the Preferred Shares) the next succeeding Business Day, on which the Issuer notifies the Preferred Share Paying Agent that such requirements are met.  Amounts on deposit in the Preferred Share Distribution Account (unless deposited in error) will not be available to pay

Schedule I-8

amounts due to the Holders of the Notes, the Note Administrator, the Trustee, the Collateral Manager or any other creditor of the Issuer the claim of which is limited in recourse to the Collateral.  However, amounts on deposit in the Preferred Share Distribution Account may be subject to the claims of creditors of the Issuer that have not contractually limited their recourse to the Collateral.

20.The Holder agrees that (i) any sale, pledge or other transfer of a Preferred Share made in violation of the transfer restrictions contained in the Preferred Share Paying Agency Agreement, or made based upon any false or inaccurate representation made by the Holder or a transferee to the Issuer, the Preferred Share Paying Agent or the Preferred Share Registrar, will be void and of no force or effect and (ii) none of the Issuer, the Preferred Share Paying Agent and the Preferred Share Registrar has any obligation to recognize any sale, pledge or other transfer of a Preferred Share (or any beneficial interest therein) made in violation of any such transfer restriction or made based upon any such false or inaccurate representation.

21.The Holder approves and consents to any direct trades between the Issuer and the Collateral Manager and/or its affiliates that are permitted under the terms of the Indenture and the Collateral Management Agreement.

22.The Holder acknowledges that the Issuer, the Collateral Manager, the Trustee, the Preferred Share Paying Agent, the Preferred Share Registrar, the Placement Agents and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties made or deemed to have been made by it in connection with its purchase of the Preferred Shares are no longer accurate, the Holder will promptly notify the Issuer, the Collateral Manager, the Trustee, the Note Administrator, the Preferred Share Paying Agent, the Preferred Share Registrar and the Placement Agents.

23.The Holder:

(a)acknowledges that all personal data provided to the Issuer or its delegates (including, without limitation, the Company Administrator) by or on behalf of the Transferee has been and will be provided in accordance with applicable laws and regulations, including, without limitation, those relating to privacy or the use of personal data. The Transferee shall ensure that any personal data that such Transferee provides to the Issuer or its delegates (including, without limitation, the Company Administrator) is accurate and up to date, and the Transferee shall notify the Issuer if such Transferee becomes aware that any such data is no longer accurate or up to date;

(b)acknowledges that the Issuer and/or its delegates may transfer and/or process personal data provided by the Transferee outside of the Cayman Islands and the Transferee hereby consents to such transfer and/or processing and further represents that it is duly authorized to provide this consent on behalf of any individual whose personal data is provided by the Transferee; and

Schedule I-9

(c)acknowledges receipt of the Privacy Notice. The Transferee shall promptly provide the Privacy Notice to (i) each individual whose personal data the Transferee has provided or will provide to the Issuer or any of its delegates in connection with the Transferee’s investment in the Preferred Shares (such as a directors, trustee, employees, representatives, shareholders, investors, clients, beneficial owners or agents) and (ii) any other individual connected to the Transferee as may be requested by the Issuer or any of its delegates. The Transferee shall also promptly provide to any such individual, on request by the Issuer or any of its delegates, any updated versions of the Privacy Notice and the privacy notice (or other data protection disclosures) of any third party to which the Issuer or any of its delegates has directly or indirectly provided that individual’s personal data.

Schedule I-10

EXHIBIT B-1

FORM OF TRANSFEREE CERTIFICATE FOR TRANSFERS OF EHRI

[Date]

MaplesFS Limited
PO Box 1093
Queensgate House
Grand Cayman KY1-1102, Cayman Islands
Attention: The Directors

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services (Preferred Share Transfer) – TRTX 2019-FL3

TPG RE Finance Trust Holdco, LLC
888 Seventh Avenue, 35th Floor
New York, New York 10106
Attention: Deborah Ginsberg
Email: dginsberg@tpg.com

TPG RE Finance Trust Holdco, LLC
888 Seventh Avenue, 35th Floor
New York, New York 10106
Attention: Jason Ruckman
Email: jruckman@tpg.com

TRTX 2019-FL3, Transfer of EHRI

[_______] (the “Purchaser”) hereby certifies, represents and warrants to you, as Preferred Share Registrar, Preferred Share Paying Agent and as “retaining sponsor” as such term is defined in the Credit Risk Retention Rules, that:

1.	The Purchaser is acquiring [______] Preferred Shares evidencing the EHRI from [_______] (the “Transferor”).

2.

The Purchaser is aware that the Preferred Share Registrar will not register any transfer of Preferred Shares evidencing the EHRI by the Transferor unless the Purchaser, or such Purchaser’s agent, delivers to the Preferred Share Registrar, among other things, a certificate in substantially the same form as this certificate.  The Purchaser expressly agrees that it will not consummate any such transfer if it knows or believes that any representation contained in such certificate is false.

3.	Check one of the following:

☐

The Purchaser certifies, represents and warrants to you, as Preferred Share Registrar, Preferred Share Paying Agent and as “retaining sponsor” as such term is defined in the Credit Risk Retention Rules, that the transfer will occur during the EHRI Transfer Restriction Period and that:

A.	The Purchaser is a “majority-owned affiliate,” as such term is defined in Regulation RR, of the Securitization Sponsor (a “Majority-Owned Affiliate”);
B.

The Purchaser is not acquiring the Preferred Shares evidencing the EHRI as a nominee, trustee or agent for any person that is not a Majority-Owned Affiliate, and that for so long as it retains its interest in the EHRI, it will remain a Majority-Owned Affiliate;

C.

The Purchaser consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that its ownership of the EHRI will satisfy the risk retention requirements of the Transferor, in its capacity as [sponsor] [originator] under Regulation RR.

☐

The Purchaser certifies, represents and warrants to you, as Preferred Share Registrar, Preferred Share Paying Agent and as “retaining sponsor” as such term is defined in the Credit Risk Retention Rules, that the transfer will occur after the termination of the EHRI Transfer Restriction Period.

Any transfer or pledge of any Preferred Shares constituting the EHRI that is in violation of the Credit Risk Retention Rules shall be absolutely null and void ab initio and shall vest no rights in the purported transferee or pledgee, as applicable.  Capitalized terms used but not defined herein have the meanings assigned thereto in the Preferred Share Paying Agency Agreement dated as of October 25, 2019, among TRTX 2019-FL3 Issuer, Ltd., Wells Fargo Bank, National Association, as paying agent for the Preferred Shares, and MaplesFS Limited, as administrator and share registrar for the Preferred Shares.

[SIGNATURE PAGES FOLLOW]

Exh. B-1-2

IN WITNESS WHEREOF, the Purchaser has caused this instrument to be duly executed on its behalf by its duly authorized senior officer this ___ day of _______, 20__.

[PURCHASER]

By:
Name:
Title:

The foregoing certificate is hereby confirmed, and the transfer is accepted, as of the date first above written:

TPG RE FINANCE TRUST HOLDCO, LLC

By:
Name:
Title:

EXHIBIT B-2

FORM OF TRANSFEROR CERTIFICATE FOR TRANSFERS OF EHRI

[Date]

MaplesFS Limited
PO Box 1093
Queensgate House
Grand Cayman KY1-1102, Cayman Islands
Attention: The Directors

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services (Preferred Share Transfer) – TRTX 2019-FL3

TPG RE Finance Trust Holdco, LLC
888 Seventh Avenue, 35th Floor
New York, New York 10106
Attention: Deborah Ginsberg
Email: dginsberg@tpg.com

TPG RE Finance Trust Holdco, LLC
888 Seventh Avenue, 35th Floor
New York, New York 10106
Attention: Jason Ruckman
Email: jruckman@tpg.com

TRTX 2019-FL3, Transfer of EHRI

Ladies and Gentlemen:

This is delivered to you in connection with the transfer by [________] (the “Transferor”) to [________] (the “Transferee”) of [____________] Preferred Shares evidencing the EHRI.  All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Preferred Share Paying Agency Agreement dated as of October 25, 2019, (the “Preferred Share Paying Agency Agreement”), among TRTX 2019-FL3 Issuer, Ltd., Wells Fargo Bank, National Association, as paying agent for the Preferred Shares, and MaplesFS Limited, as administrator and share registrar for the Preferred Shares.  The Transferor hereby certifies, represents and warrants to you that:

1.	The transfer is in compliance with Sections 2.4 and 2.5 of the Preferred Share Paying Agency Agreement.

Exh. B-2-1

2.	Check one of the following:

☐

The Transferor certifies, represents and warrants to you that the transfer will occur during the EHRI Transfer Restriction Period and that the Transferee is a “majority-owned affiliate,” as such term is defined in Regulation RR, of the Transferor;

☐	The Transferor certifies, represents and warrants to you that the transfer will occur after the termination of the EHRI Transfer Restriction Period.
3.

The Transferor understands that the Transferee has delivered to you a Transferee Certificate in the form attached to the Preferred Share Paying Agency Agreement as Exhibit B-1.  The Transferor does not know or believe that any representation contained therein is false.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Transferor has caused this instrument to be duly executed on its behalf by its duly authorized senior officer this ______ day of _____, 20__.

[TRANSFEROR]

By:
Name:
Title:

The foregoing certificate is hereby confirmed, and the transfer is accepted, as of the date first above written:

TPG RE FINANCE TRUST HOLDCO, LLC

By:
Name:
Title: